U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 3, 2014

ADVANCED EMISSIONS SOLUTIONS, INC.

(Name of registrant as specified in its charter)

Delaware	000-54992	27-5472457
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9135 South Ridgeline Boulevard, Suite 200, Highlands Ranch, Colorado	80129
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:    (303) 734-1727

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On April 3, 2014, Advanced Emissions Solutions, Inc. (the “Registrant”) received notice from the NASDAQ OMX Group indicating that the Registrant is not in compliance with the Listing Rules for the NASDAQ Capital Market (the “Rules”) because the Registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 was not timely filed. The notice, which the Registrant expected, was issued due to NASDAQ Marketplace Rule 5250(c)(1), which requires timely filing of periodic financial reports with the Securities and Exchange Commission.

The Registrant’s delay in filing its Form 10-K is due to its previously disclosed review of its historical revenue recognition policy for equipment contracts in its Emission Control segment, its verification of its accounting for interest expense accruals related to taxes on deferred installment gain and certain other accounting transactions, and the process of assessing the effectiveness of its internal control over financial reporting.

The Registrant’s management team and its finance and accounting personnel are working diligently to complete this process, provide the requested information to its auditors, and finalize the necessary reviews so that the Form 10-K can be filed.

In accordance with the Rules, the Registrant has 60 calendar days to regain compliance with the Rules or submit a plan to NASDAQ for an extension of up to an additional 120 days. The Registrant expects to file its Form 10-K within the 60-day timeframe.

A copy of the press release relating to this issue is attached as Exhibit 99.1 and is incorporated herein by reference.

This report contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, which provides a “safe harbor” for such statements in certain circumstances. The forward-looking statements include statements or expectations regarding the timing and results of the Registrant’s assessment of the effectiveness of its internal control over financial reporting and review of its accounting practices, its ability to file its Annual Report on Form 10-K within the 60-day timeframe and related matters. These statements are based on current expectations, estimates, projections, beliefs and assumptions of the Registrant’s management. Such statements involve significant risks and uncertainties. Actual events or results could differ materially from those discussed in the forward-looking statements as a result of various factors, including but not limited to, the Registrant’s assessment and review could take longer than anticipated or result in the conclusion that the Registrant has additional material weaknesses in its internal controls or that it needs to restate previously issued financial statements, it may take longer than expected to regain compliance with the Rules and NASDAQ could issue a Staff Delisting Determination and other factors discussed in greater detail in the Registrant’s filings with the Securities and Exchange Commission (“SEC”). You are cautioned not to place undue reliance on such statements and to consult the Registrant’s SEC filings for additional risks and uncertainties that may apply to the Registrant’s business and the ownership of its securities. The registrant’s forward-looking statements are presented as of the date made, and the Registrant disclaims any duty to update such statements unless required by law to do so.

Item 9.01 Financial Statements and Exhibits.

99.1 Press Release, Advanced Emissions Solutions Receives Notice from NASDAQ Due to Failure to File Form 10-K by April 1, 2014, dated April 8, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  April 9, 2014

Advanced Emissions Solutions, Inc. Registrant

/s/Mark H. McKinnies
Mark H. McKinnies
Senior Vice President and Chief Financial Officer